EXHIBIT 99.1

June 25, 2012

To:	GeoResources, Inc. Warrant Holders

From:	Howard E. Ehler Chief Financial Officer

RE:	Treatment of GeoResources, Inc. Warrants in Context of Merger with Halcón Resources Corporation

As you may be aware, on April 24, 2012, GeoResources, Inc., (“GeoResources”), entered into a definitive merger agreement (“merger agreement”) with Halcón Resources Corporation (“Halcón”), Leopard Sub I, Inc., a wholly-owned subsidiary of Halcón (“Merger Sub”), and Leopard Sub II, LLC, a wholly-owned subsidiary of Halcón (“Second Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a direct wholly owned subsidiary of Halcón, and shortly thereafter the Company will merge with and into Second Merger Sub, with Second Merger Sub surviving as a direct wholly owned subsidiary of Halcón. The per share consideration to be paid to GeoResources’ stockholders is fixed in the merger agreement at (i) $20.00 in cash and (ii) 1.932 shares of Halcón common stock for each issued and outstanding share of GeoResources’ common stock. Any outstanding and unexercised warrants to purchase GeoResources common stock such as those held by you will be assumed by Halcón and converted into warrants to acquire Halcón common stock and cash. However, each warrant holder may exercise its warrants prior to the effective time of the merger expected to be in late July or early August 2012 and receive the merger consideration. Please consider exercising prior to the effective time. We encourage you to consult with your tax, accounting and legal advisors regarding the treatment of your warrants under the terms of the merger agreement.

GeoResources filed the merger agreement as an exhibit to its Current Report on Form 8-K on April 25, 2012 and a joint proxy/prospectus was filed with the SEC by Halcón on May 18, 2012. These documents may be obtained by you from the SEC’s website at www.sec.gov.

The attached notice describes in more detail the treatment of warrants to purchase GeoResources common stock in the proposed merger. If you have any questions, please contact Quentin Hicks of GeoResources at (281) 377-9716.

** Please note that the foregoing information and information in the attached notice are intended solely for your general information and are qualified by the exact language set forth in your applicable warrant agreement(s) and the terms set forth in the merger agreement. In the event of a conflict between the information set forth herein (including the attached notice) and the terms set forth in your applicable warrant agreement(s) or the merger agreement, the latter documents shall govern. **

Best regards,

Howard E. Ehler

Chief Financial Officer

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction between GeoResources and Halcón, Halcón filed with the Securities and Exchange Commission (“SEC”) on June 25, 2012 an amendment to the registration statement on Form S-4 (Reg. No. 333-181537) that includes a preliminary joint proxy statement of GeoResources and Halcón that also constitutes a prospectus of Halcón. This communication is not a substitute for the joint proxy statement/prospectus or any other document that GeoResources or Halcón may file with the SEC or send to their stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE FORM S-4, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN AND OTHER RELEVANT DOCUMENTS LATER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORESOURCES AND HALCÓN. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by GeoResources and Halcón with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting GeoResources at GeoResources, Inc., Attention: Investor Relations, 110 Cypress Station Drive, Suite 220, Houston, Texas 77090, (281) 377-9716.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

GeoResources, Halcón and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of GeoResources and Halcón in respect of the proposed transaction. Information regarding GeoResources’ directors and executive officers is available in its Amendment No. 1 on Form 10-K/A to its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on April 30, 2012, and information regarding Halcón’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GeoResources using the sources indicated above.

NOTICE TO HOLDERS OF WARRANTS TO PURCHASE COMMON STOCK OF GEORESOURCES, INC.

IN ACCORDANCE WITH SECTION 11 OF THE WARRANT AGREEMENTS

TO THE HOLDERS OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE

(“Common Stock”), OF GEORESOURCES, INC. (the “Company”)

NOTICE IS HEREBY GIVEN that the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 24, 2012, with Halcón Resources Corporation (“Halcón”), Leopard Sub I, Inc. (“Merger Sub”), and Leopard Sub II, LLC (“Second Merger Sub”). In accordance with the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a direct wholly owned subsidiary of Halcón (the “Merger”), and shortly thereafter the Company will merge with and into Second Merger Sub, with Second Merger Sub surviving as a direct wholly owned subsidiary of Halcón (the “Second Merger”). The per share consideration is fixed in the Merger Agreement at (i) $20.00 in cash (the “Per Share Cash Consideration”) and (ii) 1.932 shares of Halcón common stock (the “Per Share Stock Consideration”) for each issued and outstanding share of Common Stock (collectively, the “Merger Consideration”).

In accordance with the terms of the Merger Agreement, each warrant to purchase Common Stock (a “Warrant”) outstanding and unexercised immediately prior to the effective time of the Merger (the “Effective Time”) shall be assumed by Halcón and shall be converted into a warrant (an “Assumed Warrant”) to acquire Halcón common stock (“Share Portion”) and cash (“Cash Portion”). As of the Effective Time, each Assumed Warrant shall continue to have, and be subject to, the same terms and conditions of the applicable warrant agreement evidencing such Warrant, as so assumed and converted, immediately prior to the Effective Time, except that the amounts and exercise prices will be calculated as follows in accordance with the Merger Agreement:

1. Share Portion of Assumed Warrant.

a.	For each Assumed Warrant, the number of Shares of Halcón common stock underlying the Share Portion of the Assumed Warrant will be computed as follows:

W = A x B

Where

“W” equals the number of shares of Halcón common stock the Assumed Warrant will be exercisable for;

“A” equals the number of GeoResources warrant shares underlying the Warrant; and

“B” equals the Per Share Stock Consideration of 1.932 shares of validly issued, fully paid and non-assessable shares of Halcón common stock.

b.	The Share Portion of the Assumed Warrant will have an exercise price per share of Halcón common stock which will be computed as follows:

X=0.5( C/B)

Where

“X” equals the exercise price per share of Halcón common stock in the Assumed Warrant

“B” equals the Per Share Stock Consideration of 1.932 shares of validly issued, fully paid and non-assessable shares of Halcón common stock.

“C” equals the exercise price per share of GeoResources Common Stock at which the Warrant was exercisable immediately prior to the Effective Time, which was $32.43 as of the date hereof.

2.	Cash Portion of Assumed Warrant.

a.	For each Assumed Warrant, the number of dollars underlying the Cash Portion of each Assumed Warrant will be computed as follows:

Y = A x D

Where

“Y”	equals the number of dollars the Assumed Warrant will be exercisable for;

“A”	equals the number of GeoResources warrant shares underlying the Warrant; and

“D”	equals the Per Share Cash Consideration of $20.00.

b.	The Cash Portion of each Assumed Warrant will have an exercise price per dollar which will be computed as follows:

Z =    (C x 0.5)

D

Where

“Z”	equals the exercise price per dollar in the Assumed Warrant;

“C”	equals the exercise price per share of GeoResources Common Stock at which the Warrant was exercisable immediately prior to the Effective Time, which was $32.43 as of the date hereof.

“D”	equals the Per Share Cash Consideration of $20.00.

3.	Exercise of the Assumed Warrant. Neither the Cash Portion nor the Share Portion of each unexpired and unexercised Assumed Warrant shall be exercisable independent of the other.

4.	Fractional Shares. In no event shall the Assumed Warrants be exercised for partial shares of Halcón common stock.

EXAMPLE

For example, assuming you are the holder of a Warrant to purchase 1,450 shares of GeoResources Common Stock, your Warrant would be converted into an Assumed Warrant for the following amounts and exercise prices:

	Amount	CalculQation
Share Portion:* Number of shares of Halcón common stock the Assumed Warrant is exercisable for: (i.e. “W”)	2,802 (rounded up from 2,801.40)	1,450 x 1.932 = 2,801.40

Exercise Price per share of Halcón common stock: (i.e. “X”)	$8.40 (rounded up from 8.3929)	0.5	($32.43 1.932)	= $8.3929

Cash Portion:* Number of dollars the Assumed Warrant will be exercisable for: (i.e. “Y”)	$29,000		1,450 x $20.00 = $29,000

Exercise Price per dollar: (i.e. “Z”)	$0.82 (rounded up from 0.8108)		(($32.43 x 0.5) $20.00)	= $0.8108

*	Assumes your Warrant is for the purchase of 1,450 shares of GeoResources Common Stock.

If the Warrant holder does not wish to receive an Assumed Warrant, the holder must exercise its Warrants prior to the Effective Time in order to receive the Merger Consideration. Please call Quentin Hicks of the Company at (281) 377-9716 with any questions. The information in this notice is qualified in its entirety by the terms of the Merger Agreement filed by the Company with the Securities and Exchange Commission (“SEC”) on April 25, 2012 as an exhibit to the Company’s Current Report on Form 8-K. You may obtain a copy of the Merger Agreement through the SEC’s website at http://www.sec.gov. Each Warrant holder should carefully read the Merger Agreement for additional information and details about the transactions contemplated by the Merger Agreement and the treatment of the Warrants. Each Warrant holder is encouraged to consult with its tax, accounting and legal advisors regarding the treatment of the Warrants under the terms of the Merger Agreement.